Securities and Exchange Commission
                         Washington, DC  20549

                                FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


  Date of report (Date of earliest event reported): January 27, 2009



                            NASB FINANCIAL, INC.
           (Exact Name of Registrant as Specified in Its Charter)



                                  MISSOURI
               (State or Other Jurisdiction of Incorporation)


         0-24033                               43-1805201
 (Commission File Number)       (I. R. S, Employer Identification No.)


                          12498 South 71 Highway
                         Grandview, Missouri 64030
           (Address of Principal Executive offices)(Zip Code)


                              (816) 765-2200
           (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

     On January 27, 2009, the Board of Directors of NASB Financial, Inc. (the "Company") declared a quarterly cash dividend of $0.225 per share payable on February 27, 2009, to shareholder's of record as of February 6, 2009.

     The Registrant's press release dated January 27, 2009, announcing the quarterly cash dividend, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 - Press Release dated January 27, 2009.

                                   1
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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NASB FINANCIAL, INC.

January 27, 2009                        By:  /s/ Rhonda Nyhus
                                             Rhonda Nyhus
                                             Vice President and
                                                Treasurer


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